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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

         Date of report (Date of earliest event reported): May 23, 2007

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

           Massachusetts               333-114018           04-2955061
   (State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)            File Number)      Identification No.)

     31 Market Street, Ipswich, Massachusetts                   01938
     (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.01   Changes in Control of Registrant.

      First Ipswich Bancorp (the "Company") has been made aware that on May 23, 2007, Neil St. John Raymond refinanced certain obligations with Brown Brothers Harriman & Co. in favor of Windham Realty II Limited Liability Company ("Windham"). Mr. Raymond entered into a pledge agreement for 997,380 shares of the common stock of the Company and a warrant to purchase 1,400 shares of the common stock of the Company as collateral. This could potentially result in a change in control of the Company.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FIRST IPSWICH BANCORP

Date: May 30, 2007                        By: /s/ Timothy L. Felter
                                              -------------------------
                                              Timothy L. Felter
                                              SVP and CFO